UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

June 10, 2013
Date of Report (Date of earliest event reported)

Kratos Defense & Security Solutions, Inc.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

001-34460	13-3818604
(Commission File Number)	(IRS Employer Identification No.)

4820 Eastgate Mall, Suite 200, San Diego, CA	92121
(address of principal executive offices)	(Zip Code)

(858) 812-7300
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01.  Changes in Registrant's Certifying Accountant.

The Audit Committee (the "Committee") of the Board of Directors of Kratos Defense and Security Solutions, Inc. (the "Company") recently conducted a competitive process to determine the Company's independent registered public accounting firm for the fiscal year ended December 29, 2013 ("Fiscal 2013").  The Committee invited proposals from several international accounting firms, including Grant Thornton LLP ("Grant Thornton"), the Company's independent registered public accounting firm ("Grant Thornton") for the fiscal year ended December 30, 2012.  As a result of this process,  on June 10, 2013, the Committee approved the appointment of Deloitte & Touche LLP ("Deloitte") as the Company's independent registered public accounting firm for Fiscal 2013.  Also on June 10, 2013, the Committee dismissed Grant Thornton as the Company's independent registered public accounting firm.

The reports of Grant Thornton on the Company's financial statements for each of the two fiscal years ended December 25, 2011 and December 30, 2012 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.  In connection with the audits of the Company’s financial statements for the fiscal years ended December 25, 2011 and December 30, 2012 and in the subsequent interim period through June 10, 2013, the Company had (i) no “disagreements” (as defined in Item 304(a)(1)(iv) of Regulation S-K) with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton would have caused Grant Thornton to make reference to the subject matter in their reports for such years, and (ii) there were no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K).

During the Company’s fiscal years ended December 25, 2011 and December 30, 2012 and through June 10, 2013, neither the Company nor anyone acting on its behalf  consulted Deloitte regarding (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered with respect to the Company’s financial statements, and no written report or oral advice was provided to the Company by Deloitte that Deloitte concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a “disagreement” or “reportable event” (as those terms are defined in Item 304(a)(1)(iv) and (v) of Regulation S-K).

The Company has requested that Grant Thornton provide the Company with a letter addressed to the Securities and Exchange Commission stating whether Grant Thornton agrees with the above statements. A copy of Grant Thornton’s letter, dated June 14, 2013, is filed as Exhibit 16.1 to this Form 8-K.

Item 9.01.  Exhibits.

Exhibit No.	Description
16.1	Letter of Grant Thornton LLP dated June 14, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kratos Defense & Security Solutions, Inc.

Date: June 14, 2013	By:	/s/ Deanna H. Lund
Deanna H. Lund
Executive Vice President, Chief Financial Officer

Exhibit 16.1

June 14, 2013

U.S. Securities and Exchange Commission
Office of the Chief Accountant
100 F Street, NE
Washington, DC 20549

Re: Kratos Defense & Security Solutions, Inc.
File No. 001-34460

Dear Sir or Madam:

We have read Item 4.01 of Form 8-K of Kratos Defense & Security Solutions, Inc. dated June 10, 2013, and agree with the statements concerning our Firm contained therein.

Very truly yours,

/s/ Grant Thornton